Exhibit 99.1

Bottomline Technologies Acquires Allegient Systems

Acquisition Extends SaaS-Based Legal Spend Management Business

PORTSMOUTH, N.H. – March 30, 2011 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, has agreed to acquire Allegient Systems, a provider of advanced capabilities for legal e-billing, bill review and analytics. Allegient’s proprietary Software as a Service (SaaS) platform and value-added turnkey solutions will complement and extend Bottomline’s Legal eXchange portfolio, offering the combined customer base of well over 100 leading insurers unparalleled capabilities to effectively manage their legal expenses.

“This is a natural fit, and we believe the combination of Allegient’s offerings and strong domain expertise in insurance together with Bottomline’s existing capabilities will allow us to provide the most compelling offering in the industry to our combined customers,” said Rob Eberle, President and CEO of Bottomline Technologies. “We look forward to welcoming Allegient’s talented employees and are excited about John Kelly joining our senior team. His wealth of experience and knowledge of the space will help drive the continued success of our legal spend management business.”

“The Allegient team is excited to join Bottomline,” said John Kelly, CEO of Allegient Systems. “We believe this combination of complementary offerings will create exciting new opportunities for our customers and accelerate our delivery of innovative solutions.”

“In addition to the strategic benefits, we expect the acquisition will positively impact Bottomline’s financial results,” said Kevin Donovan, CFO of Bottomline Technologies. “The acquisition of Allegient expands Bottomline’s portfolio of SaaS solutions and will drive profitable subscription and transaction revenue growth.”

The all-cash transaction, valued at $48 million subject to closing balance sheet adjustments, is expected to close on April 1st and be immediately accretive to core net income. Additional financial details of the transaction will be provided on Bottomline’s third quarter fiscal year 2011 earnings conference call.

About Bottomline Technologies

Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks around the world. The company’s solutions are used to streamline, automate and manage processes involving payments, invoicing, global cash management, supply chain finance and transactional documents. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies, Legal eXchange and the Bottomline Technologies logo are trademarks of Bottomline Technologies (de), Inc. which may be registered in certain jurisdictions. All other brand/product names may be trademarks of their respective owners.

Statements in this press release regarding the transaction between Bottomline Technologies and Allegient Systems, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any other statements that are not statements of historical fact (including statements containing the words “will”, “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the ability to successfully integrate Allegient’s technology, operations and employees, competition, market demand, technological change, strategic relationships, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies’ financial results, refer to the Company’s Form 10-K for the fiscal year ended June 30, 2010 and any subsequently filed Form 10-Qs, Form 8-Ks or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Company Contact:

Kevin Donovan

603.501.5240

kdonovan@bottomline.com